Dated: February 7, 1996

                 Supplement to Prospectus Dated August 29, 1995

                              HERCULES FUNDS INC.

         On February 6, 1996, the Board of Directors of Hercules Funds Inc. (the "Company") considered a recommendation of Piper Capital Management Incorporated (the "Manager"), to eliminate the Company as a separate family of funds because the Company has been unable to attract sufficient assets for its continued operation to be economically viable. The Board of Directors, including all of its members who are not "interested persons" of the Company (as defined in the Investment Company Act of 1940), unanimously agreed that it would be in the best interests of shareholders of each of the four series of the Company named below (each, a "Fund" and collectively, the "Funds") to effect the following mergers (the "Proposed Mergers"):

         (i) Hercules North American Growth and Income Fund to be merged into Growth and Income Fund, a series of Piper Funds Inc.;

         (ii)     Hercules European Value Fund to be merged into
                  Pacific-European Growth Fund ("PEF"), a series of Piper Global Funds Inc. ("Piper Global");

         (iii)    Hercules Pacific Basin Value Fund to be merged into PEF; and

         (iv) Hercules Latin American Value Fund to be merged into a newly created series of Piper Global.

         If approved by shareholders of each Fund, the Proposed Mergers would be effected by combining substantially all of the assets of each Fund with the corresponding fund set forth above (each an "Acquiring Fund"), and distributing to shareholders of the Fund shares of the corresponding Acquiring Fund with a value equal to the value of their holdings in the Fund. Each Acquiring Fund is managed by the Manager. Edinburgh Fund Managers plc acts as subadviser for PEF and would serve in the same capacity for the newly created series of Piper Global.

         The Manager has agreed to pay all direct expenses associated with the Proposed Mergers (such as costs of proxy solicitation). No commission, sales loads or other charges will be incurred by shareholders in connection with the Proposed Mergers. Also, the Proposed Mergers should not result in any taxable income to the Company or its shareholders for federal income tax purposes.

         In addition, the Board of Directors unanimously agreed that it is in the best interests of shareholders of Hercules World Bond Fund to liquidate the assets of the World Bond Fund (the "Proposed Liquidation"). The Manager has agreed to pay all direct expenses associated with the Proposed Liquidation (such as costs of proxy solicitation).

         The Company will call a Special Meeting of Shareholders at a date to be announced for the purpose of voting on the Proposed Mergers and the Proposed Liquidation. The Proposed Mergers and the Proposed Liquidation are each subject to the approval of shareholders of the relevant fund and are also subject to other conditions. Additional information concerning the Proposed Mergers and Proposed Liquidation will be included in the proxy material respecting each of the proposed transactions to be provided to shareholders as of a record date not yet determined.

         Additionally, with respect to Hercules Money Market Fund, because the costs associated with operating the Money Market Fund have made it economically unfeasible for the Manager to continue absorbing certain fund expenses, the Manager intends to cease this practice effective as of July 1, 1996 thereby eliminating the Money Market Fund's 1% expense limitation currently in place.